CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of Aston Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of  the Registrant (the "Report")  fully complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 29, 2007                              /S/ KENNETH C. ANDERSON
     -------------------------------              ------------------------------
                                                  Kenneth C. Anderson, President
                                                  (principal executive officer)


I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of Aston Funds (the "Registrant"), certify that:

         1.     The Form  N-CSR of the Registrant (the "Report")  fully complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 29, 2007                            /S/ GERALD F. DILLENBURG
     ------------------------       --------------------------------------------
                                    Gerald F. Dillenburg, Senior Vice President,
                                    Secretary & Treasurer
                                    (principal financial officer)